FORM 8

                    SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549



                    AMENDMENT TO APPLICATION OR REPORT

      Filed pursuant to Section 12, 13, or 15 (d) of THE SECURITIES

                           EXCHANGE ACT OF 1934


                            FONAR CORPORATION
            (Exact name of registrant as specified in charter)

                       Commission File No. 0-10248

                             AMENDMENT NO. 1

	The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K (Date of Earliest Event Reported: March 20, 1998) as set forth in the pages attached hereto:

	Item 7 (Financial Statements and Exhibits).

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                            FONAR CORPORATION
                               (Registrant)


                         By: /s/ Raymond V. Damadian
                             Raymond V. Damadian
                              President and Chairman


Date:  June 5, 1998

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements. Separate financial statements of the acquired business, A&A Services, Inc. and affiliates, are filed under this amendment to the aforementioned Current Report on Form 8-K of the Company.

Exhibits.  Previously filed.

                            A&A SERVICES, INC.
                              AND AFFILIATES

                             FINANCIAL REPORT

                        DECEMBER 31, 1997 AND 1996



                    A&A SERVICES, INC. AND AFFILIATES
                   INDEX TO UNAUDITED FINANCIAL REPORT
                        DECEMBER 31, 1997 AND 1996





REPORT OF INDEPENDENT ACCOUNTANTS

COMBINED BALANCE SHEETS
    At December 31, 1997 and 1996


COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS
    For the Years Ended December 31, 1997 and 1996


COMBINED STATEMENTS OF CASH FLOWS
    For the Years Ended December 31, 1997 and 1996


NOTES TO COMBINED FINANCIAL STATEMENTS

                     Tabb, Conigliaro & McGann, P.C.
                       Certified Public Accountants
                            200 Madison Avenue
                                Suite 2200
                            New York, NY 10016

To the Board of Directors and Owners
  of A&A Services, Inc. and Affiliates

                    REPORT OF INDEPENDENT ACCOUNTANTS
                    ---------------------------------
We have audited the accompanying combined balance sheets of A&A Services, Inc. and Affiliates (the "Company") as of December 31, 1997 and 1996 and the related combined statements of income and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of A&A Services, Inc. and Affiliates as of December 31, 1997 and 1996 and the combined results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.

As more fully discussed in Note 8 to the financial statements, A&A Services, Inc. was acquired by a subsidiary of FONAR Corporation pursuant to a stock purchase agreement on March 20, 1998.


/s/ TABB, CONIGLIARO & McGANN, P.C.
TABB, CONIGLIARO & McGANN, P.C.

New York, New York
March 31, 1998

                    A&A SERVICES, INC. AND AFFILIATES
                         COMBINED BALANCE SHEETS
                      AT DECEMBER 31, 1997 AND 1996

    ASSETS
                                             1997           1996
                                             ----           ----
CURRENT ASSETS:                          $ 18,673      $ 213,697
    Cash and cash equivalents
    Accounts receivable - net of billing
    adjustments and allowance for
       uncollectible accounts of $714,286
       at 1997 and $439,658 at
       1996 (Notes 2 and 3)               601,258        472,590
     Prepaid expenses and other             5,462          2,357
                                          -------        -------
        TOTAL CURRENT ASSETS              625,393        688,644

EQUIPMENT AND LEASEHOLD IMPROVEMENTS - Net
    of accumulated depreciation and
    amortization  (Notes 2 and 4)         126,551        144,599


OTHER ASSETS                                9.300          6,207
                                         --------        -------
        TOTAL ASSETS                     $761,244       $839,450
                                         ========       ========


    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
   Accounts payable and accrued
     liabilities                        $458,059        $457,752
   Deferred taxes payable (Note 2)        28,000          28,000
                                        --------        --------
        TOTAL LIABILITIES                486,059         485,752
                                        --------        --------

COMMITMENTS AND OTHER MATTERS (Notes 2, 3, 5, 7 and 8)

STOCKHOLDERS' EQUITY: (Note 6)
    Common stock                           3,800           3,800
    Paid-in capital                       66,492          66,492
    Retained earnings                    204,893         283,406
                                        --------        --------

        TOTAL STOCKHOLDERS' EQUITY       275,185         353,698
                                        --------        --------


TOTAL LIABILITIES AND STOCKHOLDERS'
    EQUITY                             $ 761,244        $839,450
                                       =========        ========

The accompanying notes are an integral part of the combined financial statements.

                    A&A SERVICES, INC. AND AFFILIATES
           COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS
              FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996


                                           1997            1996
                                           ----            ----
REVENUE - NET                        $4,314,287      $3,291,251
                                     ----------      ----------

COSTS AND EXPENSES:
    Operating expenses of medical
      practices                       2,259,944       1,723,908
    Physicians compensation           1,276,515       1,104,099
    Billings and collections            183,178         129,209
    Depreciation and amortization        65,994          50,586
                                     ----------      ----------
         TOTAL COSTS AND EXPENSES     3,785,631       3,007,802
                                     ----------      ----------
INCOME BEFORE INCOME TAXES              528,656         283,449

INCOME TAXES (Note 2)                   (94,286)        (50,512)
                                     ----------      ----------
NET INCOME                              434,370         232,937

RETAINED EARNINGS - BEGINNING           283,406         434,469

LESS:   DIVIDENDS PAID                 (512,883)       (384,000)
                                     ----------      ----------
RETAINED EARNINGS - ENDING           $  204,893      $  283,406
                                     ==========      ==========
























The accompanying notes are an integral part of the combined financial statements.

	                A&A SERVICES, INC. AND AFFILIATES
	                COMBINED STATEMENTS OF CASH FLOWS
	          FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                           1997            1996
                                           ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income                          $ 434,370       $ 232,937
  Adjustments to reconcile net income
    to net cash provided by (used
      in) operating activities:
         Depreciation and amortization   65,994          50,586
                                      ---------       ---------
                                        500,364         283,523
         Changes in operating assets
           and liabilities:
            Accounts receivable, net   (128,668)         14,414
            Other assets                 (6,198)          1,836
            Accounts payable and
              accrued liabilities           307         158,056
                                      ---------       ---------
       NET CASH PROVIDED BY OPERATING
         ACTIVITIES                     365,805         457,829
                                      ---------       ---------
CASH USED IN INVESTING ACTIVITIES
    Purchase of equipment and
      leasehold improvements            (47,946)        (21,487)
                                      ---------       ---------
CASH FLOWS FROM FINANCING ACTIVITIES
    Proceeds from issuance of
      common stock                         -              2,600
    Dividends paid                     (512,883)       (384,000)
                                      ---------       ---------
    NET CASH USED IN FINANCING
      ACTIVITIES                       (512,883)       (381,400)
                                      ---------       ---------
NET(DECREASE) INCREASE IN CASH         (195,024)         54,942

CASH - BEGINNING OF THE PERIOD          213,697         158,755
                                      ---------       ---------
CASH - END OF THE PERIOD              $  18,673       $ 213,697
                                      =========       =========
SUPPLEMENTAL DISCLOSURE OF CASH
  FLOW INFORMATION:
    Cash paid during the year for:
         Interest                      $   -           $   -
                                      =========       =========
         Income taxes                 $  94,826       $  50,512
                                      =========       =========






The accompanying notes are an integral part of the combined financial statements.

	                A&A SERVICES, INC. AND AFFILIATES
	              NOTES TO COMBINED FINANCIAL STATEMENTS
	                  AT DECEMBER 31, 1997 AND 1996


NOTE 1 -	DESCRIPTION OF BUSINESS

A&A Services, Inc., a New York corporation, was incorporated on May 24, 1995, herein referred to as "A&A" and, collectively, with its affiliated companies as the "Company". The Company operates and manages four outpatient general medical practices and provides management services, which include administration, accounting, billing and collections and payroll.

As discussed further in Note 8, A&A Services, Inc. was acquired by a subsidiary of FONAR Corporation pursuant to a stock purchase agreement on March 20, 1998.


NOTE 2 -	SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
---------------------
The combined financial statements include the accounts of A&A and the following companies (the "PC's") affiliated through common ownership:

        Company                                Location
        -------                                --------
Dr. Giovanni Marciano & Dr. Glenn Muraca
    Physicians, P.C.                           Queens, New York
Corona Medical Offices, P.C.                   Queens, New York
Liberty Medical Offices, P.C.                  Queens, New York
Howard Beach Medical Offices, P.C.             Queens, New York

Use of Estimates
----------------
The preparation of the combined financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Furthermore, healthcare industry reforms and reimbursement practices will continue to impact on the Company's revenues and operations. Actual results could differ from those estimates.

Fair Value of Financial Instruments
-----------------------------------
Cash, accounts receivable, accounts payable and accrued liabilities are reflected in the accompanying balance sheets at amounts considered by management to reasonably approximate fair value.

	                A&A SERVICES, INC. AND AFFILIATES
	              NOTES TO COMBINED FINANCIAL STATEMENTS
	                  AT DECEMBER 31, 1997 AND 1996



NOTE 2 -	SIGNIFICANT ACCOUNTING POLICIES (Continued)

Concentration of Credit Risk
----------------------------
Financial instruments, which potentially subject the Company to concentration of credit risk is principally cash investments and accounts receivable.

The Company maintains its cash account at a major international bank located in Hempstead, New York. The total cash balance for each company account is insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000. The Company in its normal course of business maintains cash balances that exceed, on a regular basis, the FDIC limit. At December 31, 1996, the Company had a cash balance that exceeded the FDIC limit by $226,598.

The Company's services are rendered principally in the New York metropolitan area. A significant portion of the accounts receivable is billable to third party medical reimbursement organizations, mainly insurance carriers and health management organizations ("HMO"). Although the Company does not foresee a credit risk associated with these receivables, repayment is dependent upon future financial stability of the disbursing companies, which are subject to numerous regulations by the federal, state and local governments.

Cash and Cash Equivalents
-------------------------
The Company considers all highly liquid investments with original maturity dates of three months or less to be cash equivalents.

Equipment and Leasehold Improvements
------------------------------------
Equipment is depreciated on the straight-line basis over the estimated useful lives of the assets (5 to 7 years). Leasehold improvements are amortized over the shorter of the term of the lease or the life of the asset. Expenditures for maintenance and repairs are charged to operations. Renewals and betterments are capitalized.

Impairment of Assets
--------------------
In March 1995, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of", which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets' carrying amount. Statement 121 also addresses the accounting for long-lived assets that are expected to be disposed of. The Company adopted Statement 121 on January 1, 1996 and there was no effect to the Company.

	                A&A SERVICES, INC. AND AFFILIATES
	              NOTES TO COMBINED FINANCIAL STATEMENTS
	                  AT DECEMBER 31, 1997 AND 1996

NOTE 2 -	SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes
------------
The Company has elected to be taxed under the provisions of subchapter "S" of the Internal Revenue Code and comparable state regulations. Under these provisions, the Company does not pay federal or state corporate income taxes on its taxable income (nor is it allowed a net operating loss carryback or carryover as a deduction). Instead, the stockholders report their proportionate share of the Company's taxable income (or loss) and tax credits on their personal income tax returns. However, New York City and New York State taxes continue to be provided. The New York State taxes are equal to the corporate tax computed as if the Company was not an "S" corporation, reduced by the tax that would be payable on the Company's net income if taxed at the highest personal income tax rate.

Deferred income taxes have been provided under the liability method. Deferred tax assets and liabilities are determined based upon the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities, as measured by the current enacted tax rates. Deferred tax expense is the result of changes in the deferred tax asset and liability.

Deferred income taxes reflected on the balance sheet resulted primarily from the timing difference of reporting on the cash basis for tax purposes and the accrual basis for financial statement purposes.

Revenue Recognition
-------------------
Revenue is recognized at the time the service is performed.


NOTE  3 -     ACCOUNTS RECEIVABLE

On January 1, 1997, the Company entered into a letter agreement with a medical billing service. The billing service's primary function is the submission and collection of the patient invoices from third party payors, mainly insurance carriers and HMO's. The fee for this service is based on a percent of the monthly cash collections. The minimum applicable percent starts at 6% and decreases to 5%.

Approximately 75% of the Company's accounts receivable and related revenues are derived from third party payors, mainly insurance carriers and HMO. The third party payors are constantly revising their reimbursements to healthcare providers, which has a direct effect on the realization of the accounts receivable. The Company has given effect to these reimbursement practices through provisions in the allowance for doubtful accounts.

	                A&A SERVICES, INC. AND AFFILIATES
	              NOTES TO COMBINED FINANCIAL STATEMENTS
	                  AT DECEMBER 31, 1997 AND 1996



NOTE  4  -    EQUIPMENT AND LEASEHOLD IMPROVEMENTS

Equipment and leasehold improvements at December 31, 1997 and 1996 consist of the following:

                                           1997            1996
                                           ----            ----
Equipment                            $  157,611      $  152,831
Leasehold improvements                  253,276         210,110
                                     ----------      ----------
                                        410,887         362,941

Less: Accumulated depreciation
        and amortization                284,336         218,342
                                     ----------      ----------
                                     $  126,551      $  144,599
                                     ==========      ==========


For the years ended December 31, 1997 and 1996, depreciation and amortization amounted to $65,994 and $50,586, respectively.


NOTE 5 -      PENSION PLANS

Money Purchase Plan
-------------------
The PC's have a noncontributory defined money purchase pension plan covering substantially all full time employees. Contributions to the plan must be five percent (5%) of eligible wages.

For the years ended December 31, 1997 and 1996, contributions incurred for the money purchase plan amounted to $23,716 and $23,566, respectively.

Profit Sharing Plan
-------------------
The PC's have a profit sharing plan covering substantially all full-time employees. Contributions are decided by the Board of Directors each year.

However, contributions cannot exceed 15% of each covered employee's salary.

For the year ended December 31, 1997 and 1996, contributions incurred for the profit sharing plan amounted to $52,507 and $36,434, respectively.

	                A&A SERVICES, INC. AND AFFILIATES
	              NOTES TO COMBINED FINANCIAL STATEMENTS
	                  AT DECEMBER 31, 1997 AND 1996


NOTE 6  -     STOCKHOLDERS' EQUITY

Common stock - no par value - at December 31, 1997 and 1996 consisted of the following:

                                           1997            1996
                                           ----            ----
A&A Services, Inc.
    100 shares authorized, issued and
     outstanding                         $  100          $  100

Dr. Giovanni Marciano & Dr. Glenn
  Muraca Physicians, P.C.:
     100 shares authorized, issued and
       outstanding                        1,000           1,000

Corona Medical Offices, P.C.:
     100 shares authorized, issued and
     outstanding                            100             100

Liberty Medical Offices, P.C.:
     100 shares authorized, issued and
     outstanding                            100             100

Howard Beach Medical Offices, P.C.:
     100 shares authorized, issued and
     outstanding                          2,500           2,500
                                          -----           -----

              Total                      $3,800          $3,800
                                         ======          ======

Combined additional paid-in capital at December 31, 1997 and 1996 amounted to $66,492 and was entirely attributable to the Dr. Giovanni Marciano and Dr. Glenn Muraca Physicians, P.C.


NOTE 7 -      COMMITMENTS AND OTHER MATTERS

Operating Leases
----------------
The Company leases its medical office properties and various equipment under noncancellable operating lease agreements, which expire between May 1998 and July 2006, and require various minimum annual rentals. Several of the leases provide for renewal options to extend the leases for additional five or ten-year periods. Certain property leases require additional payment for property taxes, normal maintenance and insurance.

Rent expense under the operating leases approximated $245,000 and $140,000 for the years ended December 31, 1997 and 1996, respectively.

	                A&A SERVICES, INC. AND AFFILIATES
	              NOTES TO COMBINED FINANCIAL STATEMENTS
	                  AT DECEMBER 31, 1997 AND 1996


NOTE 7 -     COMMITMENTS AND OTHER MATTERS (Continued)

Operating Leases (Continued)
----------------------------
At December 31, 1997, the aggregate future minimum lease payments due under these noncancellable operating leases are as follows:

           Year Ending December 31,             Operating Leases
           ------------------------             ----------------
                    1998                           $ 186,166
                    1999                             128,219
                    2000                              59,248
                    2001                              59,648
                    2002                              64,101
           2003 and thereafter                       256,706
                                                   ---------
                                                   $ 754,088
                                                   =========
Employment Agreements
---------------------
On September 1, 1997, one of the PC's entered into a 10-year employment agreement with a physician. The agreement provides for a base annual salary of $120,000, plus a cost of living increase of 5% per annum. Furthermore, the employment agreement provides for bonuses based on levels of patient billings.

For the years ended December 31, 1997 and 1996, compensation expense related to this employee approximated $162,000 and $126,000, respectively.

Government Regulations
----------------------
The healthcare industry is highly regulated by numerous laws, regulations, approvals and licensing requirements at the federal, state and local levels. Regulatory authorities have very broad discretion to interpret and enforce these laws and promulgate corresponding regulation. The Company believes that its operations under agreements pursuant to which it is currently providing services are in material compliance with these laws and regulations. However, there can be no assurance that a court or regulatory authority will not determine that the Company's operations (including arrangements with new or existing clients) violate applicable laws or regulations.

If the Company's interpretation of the relevant laws and regulations is inaccurate, the Company's business and its prospects could be materially and adversely affected. The following are among the laws and regulations that affect the Company's operations and development activities; corporate practice of medicine; fee splitting; anti-referral laws; anti-kickback laws; certificates of need; and proposed healthcare reform legislation.

	                A&A SERVICES, INC. AND AFFILIATES
	              NOTES TO COMBINED FINANCIAL STATEMENTS
	                  AT DECEMBER 31, 1997 AND 1996


NOTE 8 -      SUBSEQUENT EVENTS

Sale of A&A Services, Inc.
--------------------------
On March 20, 1998, U.S. Health Management Corp. ("HMC") and affiliates consummated the acquisition of the common stock of the Company. HMC is a wholly-owned subsidiary of FONAR Corporation, a publicly traded company listed on the NASDAQ Stock Exchange.

Pursuant to the purchase agreements, HMC and affiliates acquired all of the common stock of the Company for $4,000,000 in cash, a note payable for $4,000,000, bearing interest at 6.0% per annum, payable in 16 quarterly installments, commencing June of 1999, a note payable for $1,293,000, bearing interest at 6.0% per annum, payable in 60 equal monthly installments of principal and interest, commencing April 20, 1998, a deferred payment obligation of $2,000,000 and contingent payments based on future earnings.